SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                           __________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JANUARY 31, 1995


                          FURON COMPANY
       (Exact Name of Registrant as Specified in Charter)


  CALIFORNIA                 0-8088              95-1947155
(State or Other            (Commission          (IRS Employer
Jurisdiction of            File Number)         Identification
Incorporation)                                  Number)




29982 IVY GLENN DRIVE, LAGUNA NIGUEL, CALIFORNIA         92677
       (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code:
                         (714) 831-5350



                         NOT APPLICABLE
  (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On January 31, 1995, Furon Company, a California corporation ("Furon"), completed the acquisition of certain assets of Custom Coating & Laminating Corporation, a Massachusetts corporation ("CC&L"), pursuant to an Asset Purchase Agreement, by and between Furon and CC&L, dated January 31, 1995 (the "Agreement"). A copy of the Agreement (without the Disclosure Schedule and Exhibits) has been filed as an exhibit to this Report.

          The "Assets" purchased by Furon included personal property, inventory, real property, accounts receivable, intellectual property, sales materials, books and records, assigned contracts, permits and goodwill. As consideration, Furon paid $23,870,288 in cash (subject to adjustment based upon the closing date net worth of the Assets purchased), of which $1,400,000 was placed in an escrow account to be held for three years to satisfy any claims for indemnification to which Furon may be entitled pursuant to the Agreement. Furon also assumed certain liabilities set forth in the Agreement. CC&L may also receive up to $4,000,000 based upon the future sales of CC&L products.

          The consideration given was based on a negotiated purchase price and was paid from available cash on hand and from Furon's existing credit facility with Bank of America National
Trust and Savings Association as the lead lender.

          CC&L used the Assets of the "Business" for the
manufacturing and sale of customized and standard specialty
engineered products which rely on surface chemistry technology, and Furon intends to continue to devote the Assets to the
Business.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (A). FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Financial statements of the acquired Business required to be filed with this Report pursuant to the rules and regulations of the Securities and Exchange Commission (the "Commission") will be filed with the Commission within 60 days of the date of this Report.

          (B). PRO FORMA FINANCIAL INFORMATION.

               Pro forma financial information of the acquired Business required to be filed with this Report pursuant to the rules and regulations of the Commission will be filed with the Commission within 60 days of the date of this Report.

          (C). EXHIBITS.

          Exhibit 2      Asset Purchase Agreement, by and between
                         Furon and CC&L, dated as of January 31,
                         1995.1


















_________________
      1 The Disclosure Schedule and Exhibits set forth in the Table of Contents of the Asset Purchase Agreement have not been filed herewith, however, Furon will furnish a copy of any omitted material upon the request of the Commission.
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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FURON COMPANY,
                                   a California corporation



Date: February 15, 1995       By:       /s/ Monty A. Houdeshell
                              Name:     Monty A. Houdeshell
                              Title:    Vice President, Chief
                                        Financial Officer and
                                        Treasurer

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                          EXHIBIT INDEX

Exhibit                                                Sequential
  No.          Name of Item                            Page
Number

   2           Asset Purchase Agreement, by and
               between Furon Company, a California
               corporation and Custom Coating &
               Laminating Corporation, a
               Massachusetts corporation, dated
               as of January 31, 1995.